Exhibit 32.2

CERTIFICATION PURSUANT TO 19 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Consumers Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned officer of the Company does hereby certify that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Gannon
James J. Gannon
November 15, 2004	Chief Financial Officer and Treasurer Consumers Bancorp, Inc.

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